EXHIBIT 21.1

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                     Subsidiaries of UCAR International Inc.
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Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR
                                                                                International Inc.
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UCAR Finance Inc.                        Delaware                               100%
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UCAR Global Enterprises Inc.             Delaware                               100%
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Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR Global
                                                                                Enterprises Inc.
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UCAR Carbon Company Inc.                 Delaware                               100%
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Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR Carbon
                                                                                Company Inc.
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UCAR International Holdings Inc.         Delaware                               100%
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Northanger Investments (Pty) Ltd.(a)     South Africa                           100%
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Graftech Inc.                            Delaware                               97.5%
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UCAR International Trading Inc.          Delaware                               100%
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UCAR Limited                             United Kingdom                         100%
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UCAR S.A.                                Switzerland                            100%(b)
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UCAR Holding GmbH                        Austria                                66.7%(c)
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UCAR Carbon (Malaysia) Sdn. Bhd.(a)      Malaysia                               100%
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Carbographite Limited(a)                 South Africa                           100%
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UCAR Carbon Technology LLC               Delaware                               100%
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UCAR Composites Inc.                     California                             100%
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Union Carbide Grafito, Inc.              New York                               100%
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Graphite Electrode Network LLC           Delaware                               100%
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Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR
                                                                                International Holdings Inc.
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UCAR Holdings III Inc.                   Delaware                               100%
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UCAR Holdings S.A.                       France                                 100%
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UCAR Inc.                                Canada                                 100%
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Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by Northanger
                                                                                Investments (Pty) Ltd.(a)
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AGM (Pty) Ltd.                           South Africa                           100%
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Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR S.A.
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UCAR Electrodos Iberica,                 Spain                                  99.9%(d)
S.L.
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EMSA (Pty.) Ltd.                         South Africa                           100%
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UCAR Carbon Mexicana, S.A. de C.V.       Mexico                                 98.96%(e)
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UCAR S.p.A.                              Italy                                  100%
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UCAR Carbon S.A.                         Brazil                                 97.58%
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UCAR Holding GmbH                        Austria                                33%(f)
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Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR Holding
                                                                                GmbH
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UCAR Grafit OAO                          Russia                                 99%
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Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR
                                                                                Holdings S.A.
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UCAR SNC                                 France                                 99%(g)
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Carbone Savoie S.A.S.                    France                                 70%
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Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR S.p.A.
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UCAR Specialties S.r.L.                  Italy                                  100%
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Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by UCAR Carbon
                                                                                S.A.
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UCAR Produtos de Carbono S.A.            Brazil                                 99.27
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Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by Carbone Savoie
                                                                                S.A.S.
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Carbone Savoie Holdings Brasil S/A       Brazil                                 97.58%
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Name of Subsidiary                       Jurisdiction of Incorporation          Ownership by Carbone Savoie
                                                                                Holdings Brasil S/A
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Carbone Savoie Brasil S/A                Brazil                                 99.27%
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(a)  In process of dissolution.
(b)  Directors Qualifying Shares are considered UCAR owned.
(c)  67% owned by UCAR Carbon Company Inc.  UCAR S.A. owns the other shares of UCAR Holding GmbH.
(d)  One share held by UCAR Carbon Company Inc.
(e)  16,775 shares are owned by unknown minority shareholders.
(f)  33% owned by UCAR S.A.  UCAR Carbon Company owns the other shares of UCAR Holding GmbH.
(g)  One share held by UCAR Holdings III Inc.

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